UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4079

John Hancock Equity Trust
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      October 31

Date of reporting period:     October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Growth
Trends Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 16

Trustees & officers
page 30

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by investing
approximately one
third of its assets in
equity securities of
U.S. and foreign
companies in each
of the following sec-
tors: financial
services, health care
and technology.

Over the last twelve months

* The stock market posted solid returns, generated mostly in 2003 and early 2004, as rising uncertainties kept investors wary for the bulk of 2004.

* The Fund's health care, financial and technology portfolios produced positive returns, led by technology.

* The Fund lagged the broad market because its investment mandate prevented it from benefiting from strong gains in the industrial and energy sectors.

[Bar chart with heading "John Hancock Growth Trends Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 4% at the top. The first bar represents the 2.90% total return for Class A. The second bar represents the 2.04% total return for Class B. The third bar represents the 2.04% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top holdings

Financial Services
 8.6%   Wells Fargo
 8.2%   Citigroup
 7.9%   Bank of America
 7.8%   American Express
 7.6%   State Street

Health Care
 6.1%   Gilead Sciences
 6.0%   WebMD
 5.7%   Neurocrine Biosciences
 4.9%   Charles River Laboratories
 4.7%   Celgene

Technology
14.5%   Microsoft
11.4%   IBM
 9.1%   QUALCOMM
 6.9%   Cisco Systems
 4.4%   Intel

As a percentage of Financial Services, Health Care and Technology net assets, respectively, on 10-31-04.

MANAGERS'
REPORT

JOHN HANCOCK
Growth Trends Fund

Stocks advanced for the fiscal year ended October 31, 2004, with the Standard & Poor's 500 Index returning 9.42%. The market rallied early on, but pressures mounted in 2004. Soaring oil prices, rising interest rates, geopolitical concerns, the presidential election and concerns about sustainability of economic growth hampered any market advance. In this period, John Hancock Growth Trends Fund's Class A, Class B and Class C shares posted total returns of 2.90%, 2.04% and 2.04%, respectively, at net asset value. That compared with the 8.25% return of the average multi-cap core fund, according to Lipper, Inc.1 The Fund lagged its benchmark index and its Lipper peer group average because our mandate to invest one third of the Fund in each of three sectors -- health care, technology and financials -- prevented us from participating in the stronger-performing industrial and energy sectors.

"Regional banks were also
 bolstered by an upswing
 in mergers..."

FINANCIALS By James K. Schmidt, CFA,
John Hancock Advisers, LLC

Financial stocks generated positive results during the year, led by regional banks, diversified banks and real estate investment trusts (REITs), as growing uncertainties led investors to these more conservative safe-haven sectors, given their high dividends and stable earnings.

Regional banks were also bolstered by an upswing in mergers, spearheaded by the announced mega-merger between FleetBoston and Bank of America just as the fiscal year began last November. Not surprisingly, banks involved in mergers were some of the biggest contributors to the financial portfolio's and the Fund's performance during the year, including FleetBoston and Bank of America. Other top performers included Charter One, which was acquired by Royal Bank of Scotland, and SouthTrust, which was bought by Wachovia.

Our detractors to performance came largely from the more market-sensitive sectors, including brokers, asset managers and trust banks, all of which derive significant portions of their revenues from market activity. The sluggish market placed State Street Corp., Citigroup and Morgan Stanley at the bottom of our performance list. Citigroup's stock was also hit by regulatory issues overseas.

The insurance group suffered a major reversal later in the period due to a string of setbacks. Pricing began to soften and an unusually large number of back-to-back hurricanes failed to firm up pricing. Then the worst disaster struck in the form of bid-rigging and price-fixing charges brought against property and casualty broker Marsh & McLennan. It was our biggest detractor from performance.

We're still optimistic about the prospects for financial stocks. We expect the group to navigate fairly well in the rising interest rate environment, and may continue to see outperformance if the economic recovery remains sluggish.

HEALTH CARE By Linda I. Miller, CFA,
John Hancock Advisers, LLC

In June 2004, Linda Miller, a vice president and portfolio manager of John Hancock Advisers, assumed portfolio management responsibility for the health care portfolio. Ms. Miller also manages John Hancock
Biotechnology Fund and John Hancock Health Sciences Fund.

Health care stocks posted decent returns during the period, although they lagged the overall market due to the uncertainty over the outcome of the U.S. presidential election and product-related disappointments.

"The health care portion of the
 Fund was helped by several of its
 larger positions..."

The health care portion of the Fund was helped by several of its larger positions including Gilead Sciences, Inc., which reported better-than-expected earnings due to strong sales growth of its HIV treatments, and Charles River Laboratories, a leader in providing products and services for drug development. Other winners included:
Celgene Corp., which makes the drug Thalomid, a leading treatment for multiple myeloma; Baxter International, whose products include drugs, vaccines and surgery products; and some medical device and orthopedic companies, such as Guidant Corp.

Disappointments included NPS Pharmaceuticals, which fell when the company said its experimental osteoporosis drug may raise calcium levels too high in some patients, and Taro Pharmaceuticals, which posted poor financial results it attributed to reduced purchases by its largest wholesaler customers and competitive pricing pressure on its generic drugs. We sold these two.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Biotechnology 11%, the second is Communications equipment 8%, the third is Systems software 7%, the fourth is Pharmaceuticals 7% and the fifth is Diversified banks 7%.]

We're reasonably optimistic about the prospects for health care stocks. The world's aging population provides strong underpinnings for the bullish future of health care stocks over the long term. The re-election of President Bush also seemed to reassure investors that status quo, rather than radical change, will be the watchwords for national health-care policies.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into four sections (from top to left): Technology 34%, Financials 32%, Health care 31% and Short-term investments & other 3%.]

TECHNOLOGY By Anurag Pandit, CFA,
John Hancock Advisers, LLC

Technology stocks declined modestly during the past year as moderating economic growth, disappointing earnings and increased market uncertainty weighed on the sector. However, the technology portion of the portfolio produced positive results thanks to favorable positioning and strong stock selection.

Our primary strategy was to emphasize segments of the technology sector that stood to gain the most from a rebound in corporate spending on technology. Consequently, we focused on software and communication equipment companies, which posted solid gains during the period, while underweighting semiconductor stocks, which declined sharply.

Stock selection contributed significantly to performance. The top individual contributor was QUALCOMM, a wireless chipmaker and one of the largest technology holdings in the portfolio. Another wireless telecommunications firm, Motorola, also performed well as several of its new cellular phone products helped the company gain market share.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is QUALCOMM followed by an up arrow with the phrase "Growing popularity of its proprietary CDMA technology boosts profit margins." The second listing is Bank of America followed by an up arrow with the phrase "Market more positive on FleetBoston deal." The third listing is NPS Pharmaceuticals followed by a down arrow with the phrase "Disappointing news on osteoporosis drug."]

"...the technology portion of the port
 folio produced positive results thanks
 to favorable positioning and strong
 stock selection."

Among software stocks, drafting and design software maker Autodesk was the best performer. The company successfully introduced product upgrades and increased prices, which boosted revenues and profit margins. Other top contributors included Internet auction site eBay and security software makers Symantec and VeriSign.

Although our underweight in semiconductor stocks limited their negative impact on the portfolio, this segment still detracted the most from performance. Intel, the largest semiconductor manufacturer, declined by more than 30% after weaker sales led to disappointing revenues and lower profit margins.

Looking ahead, we have a generally neutral outlook for the technology sector. Although valuations in the technology sector are more compelling and corporate balance sheets are strong, we see no extraordinary adoption of new technology that is likely to fuel dramatic growth in the near term.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                                           Class A      Class B      Class C
Inception date                             9-22-00      9-22-00      9-22-00

Average annual returns with maximum sales charge (POP)
One year                                     -2.24%       -2.96%        1.04%
Since inception                             -13.96       -13.93       -13.51

Cumulative total returns with maximum sales charge (POP)
One year                                     -2.24        -2.96         1.04
Since inception                             -46.06       -46.00       -44.90

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (w/Load)       Index

9-22-00        $10,000       $9,500      $10,000
9-30-00         10,000        9,497        9,918
10-31-00         9,540        9,060        9,876
1-31-01          8,670        8,234        9,467
4-30-01          7,390        7,018        8,684
7-31-01          6,842        6,497        8,447
10-31-01         5,880        5,584        7,417
1-31-02          6,261        5,945        7,939
4-30-02          5,810        5,517        7,589
7-31-02          4,598        4,366        6,451
10-31-02         4,498        4,271        6,297
1-31-03          4,367        4,148        6,112
4-30-03          4,638        4,404        6,579
7-31-03          5,269        5,004        7,138
10-31-03         5,519        5,242        7,608
1-31-04          5,940        5,641        8,225
4-30-04          5,690        5,403        8,085
7-31-04          5,469        5,194        8,078
10-31-04         5,680        5,394        8,323

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $8,323 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock
Growth Trends Fund, before sales charge, and is equal to $5,680 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Trends Fund, after sales charge, and is equal to $5,394 as of October 31, 2004.]

                                                Class B      Class C 1
Period beginning                                9-22-00      9-22-00
Without sales charge                             $5,510       $5,510
With maximum sales charge                         5,400        5,510
Index                                             8,323        8,323

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                                     Expenses paid
$1,000.00                Ending value             during period
on 4-30-04                on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------
Class A                       $998.20                     $8.29
Class B                        994.60                     11.78
Class C                        994.60                     11.78

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                     Expenses paid
$1,000.00                Ending value             during period
on 4-30-04                on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------
Class A                     $1,016.84                     $8.37
Class B                      1,013.32                     11.89
Class C                      1,013.32                     11.89

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.65%, 2.35% and 2.35% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares          Value
Common stocks 97.17%                                                                                     $169,059,917
(Cost $148,209,960)

Application Software 2.54%                                                                                  4,414,685
Citrix Systems, Inc. (I)(L)                                                                    93,050       2,245,297
Hyperion Solutions Corp. (I)                                                                   31,200       1,252,056
Macromedia, Inc. (I)                                                                           33,800         917,332

Asset Management & Custody Banks 5.30%                                                                      9,229,275
Bank of New York Co., Inc. (The)                                                              100,000       3,246,000
Franklin Resources, Inc.                                                                        3,000         181,860
Legg Mason, Inc.                                                                               16,500       1,051,215
Northern Trust Corp.                                                                           10,000         425,400
State Street Corp.                                                                             96,000       4,324,800

Biotechnology 10.59%                                                                                       18,418,833
Abgenix, Inc. (I)                                                                             135,000       1,229,850
Amgen, Inc. (I)                                                                                30,000       1,704,000
Biogen Idec, Inc. (I)                                                                           5,000         290,800
Celgene Corp. (I)                                                                              90,000       2,665,800
Charles River Laboratories International, Inc. (I)                                             60,000       2,807,400
Genentech, Inc. (I)                                                                            12,500         569,125
Gilead Sciences, Inc. (I)                                                                     100,000       3,463,000
Lexicon Genetics, Inc. (I)                                                                    210,000       1,367,100
Medarex, Inc. (I)                                                                              54,436         414,258
Millennium Pharmaceuticals, Inc. (I)                                                           50,000         649,000
Neurocrine Biosciences, Inc. (I)                                                               70,000       3,258,500

Communications Equipment 8.14%                                                                             14,164,765
Cisco Systems, Inc. (I)                                                                       215,450       4,138,794
McDATA Corp. (Class A) (I)                                                                     59,600         374,288
Motorola, Inc.                                                                                144,159       2,488,184
QUALCOMM, Inc. (L)                                                                            130,650       5,462,477
VeriSign, Inc. (I)                                                                             63,400       1,701,022

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares          Value
Computer Hardware 5.28%                                                                                    $9,189,083
Dell, Inc. (I)                                                                                 39,500       1,384,870
Hewlett-Packard Co.                                                                            52,715         983,662
International Business Machines Corp.                                                          75,995       6,820,551

Computer Storage & Peripherals 2.13%                                                                        3,702,077
EMC Corp. (I)                                                                                 182,986       2,355,030
Lexmark International, Inc. (I)                                                                16,208       1,347,047

Consumer Finance 2.76%                                                                                      4,803,885
American Express Co.                                                                           84,000       4,457,880
MBNA Corp.                                                                                     13,500         346,005

Data Processing & Outsourced Services 0.78%                                                                 1,356,048
First Data Corp.                                                                               32,850       1,356,048

Diversified Banks 7.17%                                                                                    12,468,161
Bank of America Corp.                                                                         101,212       4,533,285
Fifth Third Bancorp                                                                            62,000       3,049,780
Wells Fargo & Co.                                                                              81,800       4,885,096

Drug Retail 0.19%                                                                                             332,100
Impax Laboratories, Inc. (I)                                                                   22,500         332,100

Health Care Equipment 6.70%                                                                                11,648,984
Boston Scientific Corp. (I)                                                                    55,000       1,941,500
Guidant Corp.                                                                                  20,000       1,332,400
Integra LifeSciences Holdings (I)                                                              30,000         962,400
Kinetic Concepts, Inc. (I)                                                                     40,000       1,993,200
Medtronic, Inc.                                                                                45,000       2,299,950
Smith & Nephew Plc (United Kingdom)                                                            90,000         764,734
Varian Medical Systems, Inc. (I)                                                               20,000         803,000
Zimmer Holdings, Inc. (I)                                                                      20,000       1,551,800

Health Care Facilities 2.67%                                                                                4,649,500
HCA, Inc.                                                                                      55,000       2,020,150
Manor Care, Inc. (I)                                                                           45,000       1,473,300
Triad Hospitals, Inc. (I)                                                                      35,000       1,156,050

Health Care Services 2.73%                                                                                  4,756,500
Cerner Corp. (I)                                                                               30,000       1,354,500
WebMD Corp. (I)                                                                               450,000       3,402,000

Insurance Brokers 1.15%                                                                                     1,992,735
Marsh & McLennan Cos., Inc.                                                                    44,750       1,237,785
Willis Group Holdings Ltd. (Bermuda)                                                           21,000         754,950

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares          Value
Internet Retail 1.21%                                                                                      $2,108,376
eBay, Inc. (I)                                                                                 21,600       2,108,376

Internet Software & Services 0.80%                                                                          1,394,523
Digital Insight Corp. (I)(L)                                                                   89,050       1,394,523

Investment Banking & Brokerage 2.92%                                                                        5,075,822
Goldman Sachs Group, Inc. (The)                                                                34,000       3,344,920
Lehman Brothers Holdings, Inc.                                                                 10,000         821,500
Morgan Stanley                                                                                 17,800         909,402

Life & Health Insurance 0.70%                                                                               1,215,241
AFLAC, Inc.                                                                                     1,200          43,056
Conseco, Inc. (I)                                                                              26,980         452,185
Scottish Re Group Ltd. (Cayman Islands)                                                        32,000         720,000

Managed Health Care 1.24%                                                                                   2,156,000
Aetna, Inc.                                                                                    10,000         950,000
Anthem, Inc. (I)                                                                               15,000       1,206,000

Multi-Line Insurance 4.11%                                                                                  7,144,985
American International Group, Inc.                                                             61,900       3,757,949
Hartford Financial Services Group, Inc. (The)                                                   8,200         479,536
PartnerRe Ltd. (Bermuda)                                                                       50,000       2,907,500

Other Diversified Financial Services 3.60%                                                                  6,261,388
Citigroup, Inc.                                                                               105,000       4,658,850
JPMorgan Chase & Co.                                                                           39,000       1,505,400
National Financial Partners Corp. (I)                                                           3,160          97,138

Pharmaceuticals 7.31%                                                                                      12,711,911
Abbot Laboratories                                                                             50,000       2,131,500
Alcon, Inc. (Switzerland)                                                                       6,000         427,200
Cell Genesys, Inc. (I)                                                                         80,000         524,800
Cubist Pharmaceuticals, Inc. (I)                                                              125,000       1,275,625
Cyress Bioscience, Inc. (I)                                                                    37,085         389,763
Pfizer, Inc.                                                                                   70,000       2,026,500
Rigel Pharmaceuticals, Inc. (I)                                                                85,000       2,040,000
Roche Holding AG (Switzerland)                                                                 12,000       1,222,523
Shire Pharmaceuticals Group Plc, American Depositary
Receipt (ADR) (United Kingdom) (I)                                                             85,000       2,414,000
Teva Pharmaceutical Industries Ltd. (Israel)                                                   10,000         260,000

Photographic Products 0.25%                                                                                   443,794
Lexar Media, Inc. (I)(L)                                                                       65,650         443,794

See notes to
financial statements.


12


FINANCIAL STATEMENTS

Issuer                                                                                         Shares          Value
Property & Casualty Insurance 0.55%                                                                          $955,844
Ambac Financial Group, Inc.                                                                     3,850         300,531
Transatlantic Holdings, Inc.                                                                   11,250         655,313

Regional Banks 2.69%                                                                                        4,687,875
M&T Bank Corp.                                                                                  8,500         875,500
SouthTrust Corp.                                                                               87,500       3,812,375

Reinsurance 0.38%                                                                                             655,480
RenaissanceRe Holdings Ltd. (Bermuda)                                                          14,000         655,480

Semiconductor Equipment 1.67%                                                                               2,914,617
Applied Materials, Inc. (I)(L)                                                                105,950       1,705,795
KLA-Tencor Corp. (I)(L)                                                                        26,550       1,208,822

Semiconductors 3.91%                                                                                        6,811,972
Intel Corp.                                                                                   117,800       2,622,228
Power Integrations, Inc. (I)                                                                   10,600         226,840
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (I)                                      232,992       1,763,749
Texas Instruments, Inc.                                                                        89,945       2,199,155

Systems Software 7.34%                                                                                     12,764,108
Macrovision Corp. (I)                                                                          77,850       2,105,064
Microsoft Corp.                                                                               311,650       8,723,084
Symantec Corp. (I)(L)                                                                          34,000       1,935,960

Thrifts & Mortgage Finance 0.36%                                                                              631,350
Fannie Mae                                                                                      9,000         631,350

                                                                             Interest       Par value
Issuer, description, maturity date                                           rate               (000)           Value
Short-term investments 10.35%                                                                             $18,007,852
(Cost $18,007,852)

Joint Repurchase Agreement 2.85%                                                                            4,967,000

Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due 08-15-19, U.S. Treasury
Note 5.875% due 11-15-04, U.S. Treasury Inflation
Indexed Bonds 3.375% thru 3.625% due 04-15-28
thru 04-15-32, and U.S. Treasury Inflation Indexed Notes
3.375% thru 3.875% due 01-15-09 thru 01-15-12)                               1.770%            $4,967       4,967,000

                                                                                               Shares
Cash Equivalents 7.50%                                                                                     13,040,852
AIM Cash Investment Trust (T)                                                              13,040,852      13,040,852

See notes to
financial statements.


13


FINANCIAL STATEMENTS


Total investments 107.52%                                                                                $187,067,769

Other assets and liabilities, net (7.52%)                                                                ($13,076,291)

Total net assets 100.00%                                                                                 $173,991,478


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Sector distribution                  Value as a percentage of Fund's net assets
-------------------------------------------------------------------------------
Financials                                                               31.67%
Health Care                                                              31.43
Information Technology                                                   34.07
Short-term Investments                                                   10.35

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $166,217,812)
including $12,697,060 of securities loaned                       $187,067,769
Cash                                                                    1,229
Receivable for investments sold                                       317,993
Receivable for shares sold                                             31,655
Dividends and interest receivable                                     182,301
Receivable from affiliates                                            14, 308
Other assets                                                            8,882

Total assets                                                      187,624,137

Liabilities
Payable for investments purchased                                      47,884
Payable for shares repurchased                                        263,510
Payable upon return of securities loaned                           13,040,852
Payable to affiliates
Management fees                                                       110,773
Distribution and service fees                                          18,051
Other                                                                  78,089
Other payables and accrued expenses                                    73,500

Total liabilities                                                  13,632,659

Net assets
Capital paid-in                                                   376,423,625
Accumulated net realized loss on investments
and foreign currency transactions                                (223,280,565)
Net unrealized appreciation of investments
and translation of assets and liabilities
in foreign currencies                                              20,851,294
Accumulated net investment loss                                        (2,876)

Net assets                                                       $173,991,478

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($57,698,569 [DIV] 10,183,097 shares)                           $5.67
Class B ($85,390,188 [DIV] 15,503,532 shares)                           $5.51
Class C ($30,902,721 [DIV] 5,610,754 shares)                            $5.51

Maximum offering price per share
Class A 1 ($5.67 [DIV] 95%)                                             $5.97

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $18,586)            $1,932,952
Securities lending                                                     64,759
Interest                                                               45,700

Total investment income                                             2,043,411

Expenses
Investment management fees                                          1,819,959
Class A distribution and service fees                                 194,000
Class B distribution and service fees                                 977,327
Class C distribution and service fees                                 365,535
Class A, B and C transfer agent fees                                  956,520
Custodian fees                                                         91,906
Printing                                                               58,945
Accounting and legal services fees                                     54,202
Miscellaneous                                                          39,264
Registration and filing fees                                           32,359
Professional fees                                                      24,849
Trustees' fees                                                         11,976
Interest                                                                7,388
Securities lending fees                                                 1,713

Total expenses                                                      4,635,943
Less expense reductions                                              (413,218)

Net expenses                                                        4,222,725

Net investment loss                                                (2,179,314)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                         1,018,565
Foreign currency transactions                                          (4,691)

Change in net unrealized appreciation (depreciation) of
Investments                                                         6,286,570
Translation of assets and liabilities in foreign currencies               737

Net realized and unrealized gain                                    7,301,181

Increase in net assets from operations                             $5,121,867

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase
or decrease
in money
shareholders
invested in
the Fund.
                                                         Year          Year
                                                        ended         ended
                                                     10-31-03      10-31-04
Increase (decrease) in net assets
From operations

Net investment loss                               ($2,264,556)  ($2,179,314)
Net realized gain (loss)                          (51,590,047)    1,013,874
Change in net unrealized
appreciation (depreciation)                        94,112,450     6,287,307

Increase in net assets
resulting from operations                          40,257,847     5,121,867

From Fund share transactions                      (35,411,929)  (44,394,938)

Net assets
Beginning of period                               208,418,631   213,264,549

End of period 1                                  $213,264,549  $173,991,478

1 Includes accumulated net investment loss of $2,061 and $2,876, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00 1  10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00       $9.54       $5.87       $4.49       $5.51
Net investment income (loss) 2                            0.01       (0.05)      (0.05)      (0.03)      (0.04)
Net realized and unrealized
gain (loss) on investments                               (0.47)      (3.61)      (1.33)       1.05        0.20
Total from
investment operations                                    (0.46)      (3.66)      (1.38)       1.02        0.16
Less distributions
From net investment income                                  --       (0.01)         --          --          --
Net asset value, end of period                           $9.54       $5.87       $4.49       $5.51       $5.67
Total return 3,4 (%)                                     (4.60) 5   (38.37)     (23.51)      22.72        2.90

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $86         $99         $65         $69         $58
Ratio of expenses
to average net assets (%)                                 1.65 6      1.65        1.65        1.65        1.65
Ratio of adjusted expenses
to average net assets 7 (%)                               1.75 6      1.85        1.88        2.02        1.86
Ratio of net investment income (loss)
to average net assets (%)                                 0.57 6     (0.70)      (0.91)      (0.64)      (0.62)
Portfolio turnover (%)                                      11         116          68          76          40


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                          10-31-00 1  10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00       $9.54       $5.83       $4.42       $5.40
Net investment loss 2                                       -- 8     (0.10)      (0.09)      (0.06)      (0.07)
Net realized and unrealized
gain (loss) on investments                               (0.46)      (3.61)      (1.32)       1.04        0.18
Total from
investment operations                                    (0.46)      (3.71)      (1.41)       0.98        0.11
Net asset value, end of period                           $9.54       $5.83       $4.42       $5.40       $5.51
Total return 3,4 (%)                                     (4.60) 5   (38.89)     (24.19)      22.17        2.04

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $125        $161        $102        $104         $85
Ratio of expenses
to average net assets (%)                                 2.34 6      2.35        2.35        2.35        2.35
Ratio of adjusted expenses
to average net assets 7 (%)                               2.44 6      2.55        2.58        2.72        2.56
Ratio of net investment loss
to average net assets (%)                                (0.13) 6    (1.40)      (1.61)      (1.34)      (1.32)
Portfolio turnover (%)                                      11         116          68          76          40

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                          10-31-00 1  10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00       $9.54       $5.83       $4.42       $5.40
Net investment loss 2                                       -- 8     (0.10)      (0.09)      (0.06)     ( 0.07)
Net realized and unrealized
gain (loss) on investments                               (0.46)      (3.61)      (1.32)       1.04        0.18
Total from
investment operations                                    (0.46)      (3.71)      (1.41)       0.98        0.11
Net asset value, end of period                           $9.54       $5.83       $4.42       $5.40       $5.51
Total return 3,4 (%)                                     (4.60) 5   (38.89)     (24.19)      22.17        2.04

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $53         $69         $42         $41         $31
Ratio of expenses
to average net assets (%)                                 2.34 6      2.35        2.35        2.35        2.35
Ratio of adjusted expenses
to average net assets 7 (%)                               2.44 6      2.55        2.58        2.72        2.56
Ratio of net investment loss
to average net assets (%)                                (0.13) 6    (1.40)      (1.61)      (1.34)      (1.32)
Portfolio turnover (%)                                      11         116          68          76          40

1 Class A, Class B and Class C shares began operations on 9-22-00.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $0.01 per share.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Growth Trends Fund (the "Fund") is a diversified series of John Hancock Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Share holders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribu tion and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2004, the Fund loaned securities having a market value of $12,697,060 collateralized by cash in the amount of $13,040,852. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on October 31, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $222,780,511 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $83,769,657, October 31, 2010 -- $87,616,374 and October 31, 2011 --
$51,394,480.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distribu tions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Ad vi ser at an annual rate of 0.75% of the Fund's average daily net asset value. Until June 16, 2004 the Fund paid a management fee to the Adviser at an annual rate of 1.00% of the Fund's average daily net asset value. The Adviser had a subadvisory agreement with Mercury Advisors. The subadvisory agreement was terminated effective June 16, 2004. The Fund was not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees, to 1.35% of the Fund's average daily net asset value, on an annual basis, at least until February 28, 2005. Accordingly, the expense reductions related to the total expense limitation amounted to $338,605 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $132,735 with regard to sales of Class A shares. Of this amount, $20,239 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $75,738 was paid as sales commissions to unrelated broker-dealers and $36,758 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo") , is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $8,762 with regard to sales of Class C shares. Of this amount, $8,618 was paid as sales commissions to unrelated broker-dealers and $144 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $466,072 for Class B shares and $6,940 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $74,613 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $54,202. The Fund also paid the Adviser the amount of $1,052 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 10-31-03         Period ended 10-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       1,904,610      $9,337,076     1,425,444      $8,093,762
Repurchased               (3,866,431)    (18,250,013)   (3,710,781)    (21,104,062)
Net decrease              (1,961,821)    ($8,912,937)   (2,285,337)   ($13,010,300)

Class B shares
Sold                       1,542,219      $7,313,411     1,183,795      $6,544,677
Repurchased               (5,376,766)    (25,094,848)   (4,953,899)    (27,393,331)
Net decrease              (3,834,547)   ($17,781,437)   (3,770,104)   ($20,848,654)

Class C shares
Sold                         518,564      $2,468,614       425,690      $2,372,094
Repurchased               (2,399,620)    (11,186,169)   (2,324,764)    (12,908,078)
Net decrease              (1,881,056)    ($8,717,555)   (1,899,074)   ($10,535,984)

Net decrease              (7,677,424)   ($35,411,929)   (7,954,515)   ($44,394,938)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $78,870,281 and $125,966,684, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes was $166,717,866. Gross unrealized appreciation and depreciation of investments aggregated $27,994,824 and $7,644,921, respectively, resulting in net unrealized appreciation of $20,349,903. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $4,905, a decrease in accumulated net investment loss of $2,178,499 and a decrease in capital paid-in of $2,183,404. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Addi tion al adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for net operating loss, deferred compen sation and foreign currency adjustments. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be December 1, 2004, and the Trustees & Officers section has been updated accordingly.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Growth Trends Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Growth Trends Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.



Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2004                29
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., Born: 1935                                                         2000                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2000                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


30


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           2004                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2004                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2000                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2000                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               2004                29
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


31


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                         Express mail:
            John Hancock                          John Hancock
            Signature Services, Inc.              Signature Services, Inc.
            1 John Hancock Way, Suite 1000        Mutual Fund Image Operations
            Boston, MA 02217-1000                 529 Main Street
                                                  Charlestown, MA 02129

Phone       Customer service representatives      1-800-225-5291
            24-hour automated information         1-800-338-8080
TDD line                                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Growth Trends Fund.

4600A  10/04
       12/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $18,300 for the fiscal year ended October 31, 2003 and $19,200 for the fiscal year ended October 31, 2004. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,200 for the fiscal year ended October 31, 2003 and $2,300 for the fiscal year ended October 31, 2004. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,200 for the fiscal year ended October 31, 2003 and $58,762 for the fiscal year ended October 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Equity Trust


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:   December 21, 2004

By:
    -----------------------
    William H. King
    Vice President and Treasurer

Date:   December 21, 2004